Guidance ï Vision ï Experience	American Beacon Evercore Small Cap Equity Fund	Ticker Symbol: A Class: ASEAX C Class: ASECX Institutional: ABEIX Y Class: ASEYX Investor: ASEPX

SUMMARY PROSPECTUS	SEPTEMBER 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated September 1, 2010, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” in the prospectus and “Additional Purchase and Sale Information for A Class Shares” in the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A	C	Institutional	Y	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a % of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

	A	C	Institutional	Y	Investor
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses[1]	0.98%	0.98%	0.73%	0.83%	1.10%

Total annual fund operating expenses	1.83%	2.58%	1.33%	1.43%	1.70%

Expense Waiver and Reimbursement	0.34%	0.34%	0.34%	0.34%	0.34%

Total fund operating expenses after expense waiver and reimbursement[2]	1.49%	2.24%	0.99%	1.09%	1.36%

[1]	Expenses are based on estimated expenses expected to be incurred for the fiscal year ending August 31, 2011.

[2]	The Manager has contractually agreed to waive and/or reimburse the A Class, C Class, Institutional Class, Y Class and Investor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through December 31, 2011 to the extent that Total Annual Fund Operating Expenses exceed 1.49% for the A Class, 2.24% for the C Class, 0.99% for the Institutional Class, 1.09% for the Y Class, and 1.36% for the Investor Class. The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years
A	$718	$1,086
C	$327	$770
Institutional	$101	$388
Y	$262	$581
Investor	$318	$694

Assuming no redemption of shares:

Share class	1 year	3 years
C	$227	$770

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations of $3 billion or less at the time of investment.

The Fund will invest in securities of small capitalization companies that the Fund’s sub-advisor, Evercore Asset Management, LLC (“Evercore”) believes are selling at a discount to their underlying value and have the potential to outperform their benchmark. The Fund will normally hold a focused portfolio of approximately 35 to 40 securities of small capitalization companies. The Fund may

Summary Prospectus ï September 1, 2010	American Beacon Evercore Small Cap Equity Fund

also invest up to 20% of its assets in securities of mid- capitalization companies.

Evercore uses a fundamental, bottom-up investment approach along with proprietary valuation models. In general, Evercore seeks to invest in securities of companies that, it believes, at the time of purchase: (1) are at the low end of their historical valuation range; (2) have business catalysts that will cause other investors to recognize the undervaluation; and (3) are led by management teams that can execute the company’s plans and realize the company’s growth potential.

The Fund will sell securities when they no longer meet the portfolio management team’s investment criteria, the portfolio manager can find more attractive opportunities or when there is a change in a company’s fundamentals.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Equity Securities and Market Risk
Since the Fund invests most of its assets in equity securities, it is subject to market risk. Market risk involves the possibility that the value of the Fund’s investments in equity securities will decline due to drops in the stock market. In general, the value of the Fund will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

The Fund’s investments in equity securities include investments in American Depositary Receipts (“ADRs”), exchange traded funds (“ETFs”) and real estate investment trusts (“REITs”). The risks of investing in such securities expose the Fund to additional risks associated with such investments. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities such as political and financial instability, and greater volatility. Investments in shares of an ETF generally reflect the risks of the underlying securities held by the ETF, which may be different from the risks associated with investing in the Fund. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Focused Holdings Risk
Because the Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other diversified funds.

Growth Stocks Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

Market Events
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. If the Fund invests in mid-capitalization companies, the Fund generally will be subject to the same risks associated with investing in the securities of small capitalization companies, but to a lesser degree.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by Evercore for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Fund Performance

Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

Summary Prospectus ï September 1, 2010	American Beacon Evercore Small Cap Equity Fund

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s sub-advisor is:

►	Evercore Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
William F. Quinn Executive Chairman	Since Fund Inception (2010)
Wyatt L. Crumpler Vice President, Asset Management	Since Fund Inception (2010)
Adriana R. Posada Sr. Portfolio Manager	Since Fund Inception (2010)
Cynthia M. Thatcher Portfolio Manager	Since Fund Inception (2010)
Evercore Asset Management, LLC
Christopher Fasciano Chief Investment Officer	Since Fund Inception (2010)
Timothy Buckley Sr. Portfolio Manager	Since Fund Inception (2010)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange A Class, C Class, Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You also may purchase, redeem or exchange shares of all classes offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, C Class and Investor Class shares. The minimum subsequent investment by wire is $500 for Investor Class, A Class and C Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Summary Prospectus ï September 1, 2010	American Beacon Evercore Small Cap Equity Fund

Summary Prospectus ï September 1, 2010	American Beacon Evercore Small Cap Equity Fund